SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: October 21, 1996




                            SIGNET HELOC TRUST 1995-A
             (Exact name of registrant as specified in its charter)



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

           Virginia                                   33-97660                          54-1088621
(State or other jurisdiction of                     (Commission                       (IRS Employer
        incorporation)                              File Number)                    Identification No.)

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7 North Eighth Street, Richmond, Virginia                                23219
   (Address of principal executive offices)                          (Zip Code)



              (Registrant's telephone number, including area code):
                                 (804) 771-7814


                     The exhibit index is located on page 4.

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Item 5              Other Events.

                    The September, 1996 Statement to Investor Certificateholders was distributed October 21, 1996.

Item 7 (c)          Exhibits.

                    The  following  are filed as exhibits  to this Report  under
                    Exhibit 20:

                    Statement to Investor Certificateholders for the period from September 1, 1996 to September 30, 1996.


                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         SIGNET HELOC TRUST 1995-A

                         By:    SIGNET BANK




                         By:     /s/ Suzanne Bachman
                                 Suzanne Bachman
                                 Senior Vice President




Date:  October 21, 1996


                                  Page 2 of 6

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549













                                    EXHIBITS

                                       TO

                                    FORM 8-K









                            SIGNET HELOC TRUST 1995-A
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS



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                                                                                      Sequentially
Exhibit                                                                               Numbered
Number            Exhibits                                                            Page


     1            Statement to Investor Certificateholders                                    05
                  for the period September 1, 1996 to September 30, 1996.

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